INVESCO Advantage Series Funds, Inc.

                     Supplement to Statement of Additional Information
                    Dated July 1, 2000, As Supplemented August 24, 2000


The section of the Statement of Additional Information entitled "Management of the Fund - Distributor" is amended to (1) delete the third sentence of the second paragraph and (2) substitute the following in its place:

      During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The date of this Supplement is September 1, 2000.